ANNUAL SHAREHOLDER'S MEETING

2024

NEW PEOPLES BANK



NEW PEOPLES BANK
25
YEARS
1998-2023

"As we had previously disclosed, Todd Asbury retired from the position of President and CEO after a remarkable tenure of two decades with the bank and nine years as our President and CEO. Todd's strategic vision was pivotal over the past decade as he led the bank out of financial troubles that loomed from the Great Recession, and his commitment to ethical leadership has fortified the bank's position as a community cornerstone. The positive impact that Todd made on this organization will continue to be honored and appreciated for years to come."

Quote, J.W. Kiser from 2024 Shareholders Letter



TODD ASBURY
Past President and CEO

Our Team is Growing

"As we continue to strengthen our leadership team, it is with great pleasure that we welcome Bart Long to the New Peoples Bank Board of Directors and Mike Ratliff to our Executive Management team. Bart's extensive experience in the real estate market and commitment to community service will be invaluable as we steer the bank towards future growth. Mike's deep understanding of community banking dynamics and his vision for customer centric service align perfectly with our bank's values!"

J.W. Kiser
President / CEO

BART LONG
Board Member

Mr. Long resides in Bristol, where he operates Bart Long & Associates Realty & Auction along with various other real estate and business interests throughout Southwest Virginia.





MIKE RATLIFF
Chief Banking Officer, EVP

Mr. Ratliff, a native of Southwest Virginia, comes to us with over 20 years of banking experience in multiple roles. As Chief Banking Officer, Mike will be responsible for leading our retail and commercial banking teams.

Cautionary Statement Regarding Forward – Looking Statements

This presentation includes forward-looking statements. These forward-looking statements are based on current expectations that involve risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may differ materially. These risks include: changes in business or other market conditions; the timely development, production and acceptance of new products and services; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the Company's Securities and Exchange Commission reports including, but not limited to, the most recent quarterly report filed on Form 10-Q, current reports filed on Form 8-K, and the Annual Report on Form 10-K for the most recent fiscal year end. Pursuant to the Private Securities Litigation Reform Act of 1995, the Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Our Mission

New Peoples Bank provides high-quality, state-of-the-art, Golden-Rule banking services to our customers generating an above average return to our stockholders and providing an engaging and rewarding work environment for our family of employees.

Our Vision

New Peoples Bank will be a high performing bank and the #1 financial institution of choice in Central Appalachia making our customers', investors', employees' and communities' dreams come true.



Our Core Values

- The Golden Rule
- Integrity & Trust
- Quality
- Commitment
- Innovation

Our Successes in 2023

Loan & Deposit Growth

Increased loans by over $53MM and grew deposits by nearly $24MM

Dividends

Paid third consecutive dividend- nearly 17% increase over last year

New Branch

Opened a new office in Boone, NC (Q1 2024)

Anniversary

Celebrated our 25th Anniversary

Assets grew by 6.8% in 2023

Loans grew by 9.2% in 2023

Deposits grew by 3.4% in 2023


Total Assets / Total Loans / Total Deposits
Millions
$900
$800
$700
$600
$500
$400
$300
$200
$100
$-
2019
2020
2021
2022
2023
1Q 2024
Assets
Loans
Deposits

NEW PEOPLES BANK

Key Performance Ratios

	2019	2020	2021	2022	2023	Q1 2024
Net Income (In thousands)	$ 2,059	$ 2,890	$ 7,010	$ 8,082	$ 7,184	$ 1,786
ROA	0.29%	0.39%	0.88%	0.99%	0.91%	0.86%
ROE	3.89%	5.18%	11.52%	13.89%	12.00%	11.11%
Efficiency Ratio	86.23%	81.10%	75.56%	70.64%	73.71%	75.42%

The Impact of Rising Rates



4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Cost of Funds
Net Interest Margin



Non – Performing Assets
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
2019
2020
2021
2022
2023
Q1 2024
Total Non-Performing Assets
OREO
Non-Accrual

We Remain Well Capitalized


Tier 1 Leverage Ratio
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
2019
2020
2021
2022
2023
Q1 2024
Tier 1 Leverage
Well Capitalized

New Peoples Bank Stock Overview

	2019	2020	2021	2022	2023	Q1 2024
Per Share:						
Stock Price	$2.02	$2.00	$2.04	$2.30	$2.40	$2.50
Book Value	$2.28	$2.43	$2.66	$2.40	$2.73	$2.70
Dividend				$0.05	$0.06	$0.07

Initiatives for 2024



Manage Deposit Costs

Sustain a net interest margin that exceeds the industry by strategically managing deposit cost

Deposit Growth

Expand the bank's portfolio of non-interest-bearing deposit accounts to assist in offsetting today's higher deposit costs

Efficiency

Reduce the bank's efficiency ratio to move closer in line with competing banks by managing non-interest expenses

Asset Growth

Aim to create moderate asset growth to increase the bank's earning base.

Current Challenges in Banking



Shrinking Margins
Margins continue to shrink due to the fight for deposits and rapid rate increases

Inflation
Inflation continues to drive up the cost of doing business

Economic Instability
Continued uncertainty in the economy

Fraud
Fraud is up 400% since the pandemic

Banking Regulations
Banks continue to see increased regulatory scrutiny

New Peoples Bank had hundreds of hours of voluntary service in community non-profit organizations, development boards, charities, foundations, etc.

Delores Murphy, our Honaker Branch Manager, with two students that participated in Bank Day Scholarship Program sponsored by the Virginia Bankers Association Education Foundation.



Community Involvement

- We had a total of nine community development loans that totaled $8,620,000
- For VBA Bank Day in 2023 the bank hosted 17 students from eight local high schools
- Through our KEWL Account we donated $3,040 to 31 of our local high schools
- Bank employees assisted in teaching financial literacy in four local high schools across our footprint

New Branch Opens in Boone, NC



We were excited to open our new full-service banking branch in Boone, North Carolina in 2024. The Boone team has been a beacon of success for New Peoples Bank, having generated loans with nearly 80 million dollars of current balance over the past three years as a loan production office. This remarkable achievement speaks volumes to the quality, expertise, and dedication of the Boone group. As we transition to a full-service branch where we can further serve the needs of Watauga County, we are confident that David, Garrett and Mike will continue to build upon those successes.


SAVINGS ROUND UP


NEW PEOPLES BANK

Share Repurchase Program

Authorization

The Board of Directors has given authorization to extend the share repurchase program which allows the Company to repurchase up to 500,000 shares of the Company's outstanding common stock through March 31, 2025.

Contact

If interested, please contact your Kristy Northern, Manager of Investor & Vendor Relations, at 276-873-7023.

Repurchases

Repurchases may be made through open market purchases or in privately negotiated transactions.

Means and Timing

The actual means and timing of any purchases, number of shares and prices or range of prices will be determined by the Company in its discretion and will depend on a number of factors, including the market price of the Company's common stock, general market and economic conditions, and applicable legal and regulatory requirements.

There is no assurance that the Company will purchase any shares under this program.



25 NEW PEOPLES BANK

YEARS

1998-2023


NEW PEOPLES BANK


NEW PEOPLES BANK
25
YEARS
1998-2023








NEW PEOPLES BANK

Thank You!

NEW PEOPLES BANKSHARES INC